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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 30, 2004

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                     000-30975
      (State of Formation)                        (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

              12325 Emmet Street
                  Omaha, NE                                68164
   (Address of principal executive offices)              (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

      Michael J. Draper, Chief Financial Officer, has resigned as Chief Financial Officer of the Company in order to pursue another professional opportunity. Mr. Draper's resignation is effective March 31, 2004. On April 1, 2004, Mitchell L. Murphy, currently Vice President, Secretary and Treasurer, will assume the additional duties of the Chief Financial Officer position on an interim basis. Mr. Draper will remain with the Company during a transition period.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSGENOMIC, INC.

                                   By /s/ Michael J. Draper
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                                      Michael J. Draper, Chief Financial Officer

March 30, 2004